UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2013
Date of Report (Date of earliest event reported)

TECHNOLOGIES SCAN CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Labelle, St-Jerome Quebec, Canada	J7Z 5L2
(Address of principal executive offices)	(Zip Code)

(855) 492-5245
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Technologies Scan Corp., a Nevada corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective April 16, 2013, the Registrant's certifying accountant, KBL, LLP ("KBL"), resigned as the Company's independent registered public accounting firm. The Company has engaged Patrick R. Rodgers ("Rodgers") as its principal independent registered public accounting firm effective May 1, 2013. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The report of KBL on the Company’s financial statements for fiscal year ended March 31, 2012 (which included the balance sheet as of March 31, 2012, and the statement of operations, cash flows and stockholders’ equity for the year ended March 31, 2012 (and development stage period from inception through March 31, 2012), did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company’s fiscal year ended March 31, 2012 and during the subsequent period through to the date of KBL's resignation, there were no disagreements between the Company and KBL, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KBL, would have caused KBL to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided KBL with a copy of this Current Report on Form 8-K and has requested that KBL furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KBL agrees with the statements made in this Current Report on Form 8-K with respect to KBL and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from KBL wherein it has confirmed his agreement to the Company’s disclosures in this Current Report with respect to KBL. A copy of KBL's letter has been filed as an exhibit to this Current Report.

In connection with the Company’s appointment of Rodgers as the Company’s principal registered accounting firm at this time, the Company has not consulted Rodgers on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from KBL LLP dated May 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGIES SCAN CORP.

DATE: May 24, 2013	By:	/s/ Ghislaine St-Hilaire
	Name:	Ghislaine St-Hilaire
	Title:	President